UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 3)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2012

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
1-9052	DPL Inc. (An Ohio Corporation) 1065 Woodman Drive Dayton, Ohio 45432 937-224-6000	31-1163136

1-2385	The Dayton Power and Light Company (An Ohio Corporation) 1065 Woodman Drive Dayton, Ohio 45432 937-224-6000	31-0258470

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Current Report on Form 8-K/A amends and restates in its entirety the Current Report on Form 8-K/A filed by DPL Inc. and The Dayton Power and Light Company on March 29, 2012, to (i) clarify in the fifth paragraph that KPMG, LLP’s audit reports on DPL Inc.’s and The Dayton Power and Light Company’s financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles and (ii) file updated letters from KPMG, LLP addressed to the U.S. Securities and Exchange Commission stating whether or not KPMG, LLP agrees with the disclosures set forth in this Current Report on Form 8-K/A.

Item 4.01                                             Changes in Registrant’s Certifying Accountant (Dismissal and Appointment).

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by DPL Inc. (“DPL”) and The Dayton Power and Light Company (“DP&L”) on December 2, 2011, as amended by the Current Report on Form 8-K/A filed by DPL and DP&L on December 12, 2011 and the Current Report on Form 8-K/A filed by DPL and DP&L on March 29, 2012, regarding the dismissal of KPMG, LLP (“KPMG”) as (i) DPL’s independent registered public accounting firm effective upon the completion of KPMG’s audit procedures as of and with respect to the period ended November 27, 2011 and (ii) DP&L’s independent registered public accounting firm effective at the completion of KPMG’s audit of DP&L’s December 31, 2011 financial statements.

On November 28, 2011, DPL, the parent company of DP&L, completed its merger (the “Merger”) with Dolphin Sub, Inc. (“Merger Sub”), a wholly owned subsidiary of The AES Corporation (“AES”), pursuant to that certain Agreement and Plan of Merger, dated as of April 19, 2011, by and among AES, Merger Sub and DPL. DPL is the surviving corporation in the Merger and, as a result of the Merger, is a wholly owned subsidiary of AES.

On November 28, 2011, in connection with the consummation of the Merger, (i) the Board of Directors of DPL approved the dismissal of KPMG as DPL’s independent registered public accounting firm effective upon the completion of KPMG’s audit procedures as of and with respect to the period ended November 27, 2011, and (ii) the Board of Directors of DP&L approved the dismissal of KPMG as its independent registered public accounting firm effective at the completion of KPMG’s audit of DP&L’s December 31, 2011 financial statements.  On March 27, 2012, (i) KPMG completed its audit of DPL’s financial statements as of and with respect to the period ended November 27, 2011 and issued its report thereon and (ii) KPMG completed its audit of DP&L’s December 31, 2011 financial statements and issued its report thereon. As a result, the dismissals of KPMG became effective.

Also in connection with the consummation of the Merger, (i) DPL’s Board of Directors appointed Ernst & Young LLP (“Ernst & Young”), AES’s independent registered public accounting firm, as its independent registered public accounting firm for the period November 28, 2011 through December 31, 2011 and for the fiscal year ending December 31, 2012 and (ii) DP&L’s Board of Directors appointed Ernst & Young as its independent registered public accounting firm for the fiscal year ending December 31, 2012.

KPMG’s audit reports on DPL’s financial statements for the period from January 1, 2011 through November 27, 2011 and as of and for the year ended December 31, 2010, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. KPMG’s audit reports on DP&L’s financial statements as of and for the years ended December 31, 2011 and December 31, 2010, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2011 and December 31, 2010, and the subsequent interim period through the date of this filing, there were no disagreements between DPL and KPMG or between DP&L and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its audit reports.

During the years ended December 31, 2011 and December 31, 2010, and the subsequent interim period through the date of this filing, there were no reportable events (as defined in Regulation S-K Item 304 (a)(1)(v)).

DPL and DP&L have provided KPMG with a copy of the disclosures set forth herein and requested that KPMG furnish them with a letter addressed to the SEC stating whether or not it agrees with the disclosures set forth herein. Copies of such letters from KPMG have been filed herewith as Exhibit 16.5 and Exhibit 16.6 to this Current Report on Form 8-K/A.

Neither DPL nor DP&L has consulted with Ernst & Young during its two most recent fiscal years or during any subsequent interim period prior to its appointment as auditor regarding any matters described in Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-K.

Item 9.01                                             Financial Statements and Exhibits.

(d)      Exhibits

Exhibit No.	Description

16.5	Letter to the Securities and Exchange Commission from KPMG, LLP, dated April 3, 2012, regarding the statements made by DPL Inc. in Item 4.01 of the Current Report on Form 8-K/A filed April 3, 2012.

16.6

Letter to the Securities and Exchange Commission from KPMG, LLP, dated April 3, 2012, regarding the statements made by The Dayton Power and Light Company in Item 4.01 of the Current Report on Form 8-K/A filed April 3, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL Inc.
The Dayton Power and Light Company

April 3, 2012	By:	/s/ Joseph Mulpas
	Name:	Joseph Mulpas
	Title:	Vice President, Controller, Chief Accounting Officer and Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.5	Letter to the Securities and Exchange Commission from KPMG, LLP, dated April 3, 2012, regarding the statements made by DPL Inc. in Item 4.01 of the Current Report on Form 8-K/A filed April 3, 2012.

16.6

Letter to the Securities and Exchange Commission from KPMG, LLP, dated April 3, 2012, regarding the statements made by The Dayton Power and Light Company in Item 4.01 of the Current Report on Form 8-K/A filed April 3, 2012.